NUMBER G 2250

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

GREEN ENERGY LIVE, INC.

SHARES

AUTHORIZED COMMON STOCK: 100,000,000 SHARES
PAR VALUE: $.0001

Specimen

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

— Shares of Green Energy Live, Inc. Common Stock —

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

GREEN ENERGY LIVE, INC. CORPORATE Seal NEVADA

Karen E Clark
PRESIDENT

Countersigned & Registered: Transfer Online
317 SW Alder St., Second Floor, Portland, OR 97204
(503)-227-2950

By ____________________
Authorized Signature

© Lakeview Printing (801) 292-4711

NOTICE:
Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM – as tenants in common                                       UNIF GIFT ACT- Custodian
TEN ENT – as tenants by the entireties                                    (Cust)                    (Minor)
JT TEN – as joint tenants with right of                                  Under Unifrom Gifts to Minors
                                Survivor and not as tenants in common                                         Act…………………..
                                                                                                                                                           (State)

For Value Received,                                  hereby sell, assign and transfer unto

             PLEASE INSERT SOCIAL SECURITY OR OTHER
                  IDENTIFYING NUMBER OF ASSIGNEE

                       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

 Attorneyto transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.